Exhibit 99.2

FINANCIAL SUPPLEMENT

FIRST QUARTER 2014

THE HANOVER INSURANCE GROUP

FINANCIAL SUPPLEMENT

TABLE OF CONTENTS

Business Description	1
Financial Highlights	2
Consolidated Financial Statements
Income Statements	3
Balance Sheets	4
GAAP Underwriting Results
Consolidated	5-6
Commercial Lines	7-8
Personal Lines	9-10
Chaucer	11-12
Investments
Net Investment Income and Yields	13
Investment Portfolio	14
Credit Quality and Duration of Fixed Maturities	15
Top 10 Corporate and Municipal Fixed Maturity Holdings	16
Reconciliation of Operating Income (Loss) to Net Income (Loss)	17
Other Information
Non-GAAP Financial Measures	18
Corporate Information	19
Market and Dividend Information	19
Financial Strength and Debt Ratings	19

THE HANOVER INSURANCE GROUP

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS

COMMERCIAL LINES

Commercial multiple peril coverage insures businesses against third party liability from accidents occurring on their premises or arising out of their operations, such as injuries sustained from products sold. It also insures business property for damage, such as that caused by fire, wind, hail, water damage (except for flooding), theft and vandalism.

Commercial automobile coverage insures businesses against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured’s vehicle, and property damage to other vehicles and property.

Workers’ compensation coverage insures employers against employee medical and indemnity claims resulting from injuries related to work. Workers’ compensation policies are often written in conjunction with other commercial policies.

Other Commercial Lines is comprised of inland marine, which insures businesses against physical losses to property, such as contractor’s equipment, builders’ risk and goods in transit. We also offer underwriting and managing of program business, including to under-served markets where there are specialty coverage or risk management needs. Other Commercial Lines also includes bonds, which provides businesses with contract surety coverage in the event of performance or payment claims, and commercial surety coverage related to fiduciary or regulatory obligations. Also included in Other Commercial Lines coverages are umbrella, general liability, fire, specialty property, and professional and management liability.

PERSONAL LINES

Personal automobile coverage insures individuals against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured’s vehicle, and property damage to other vehicles and other property.

Homeowners coverage insures individuals for losses to their residences and personal property, such as those caused by fire, wind, hail, water damage (except for flooding), theft and vandalism, and against third party liability claims.

Other Personal Lines are comprised of personal inland marine (jewelry, art, etc.), umbrella, fire, personal watercraft, earthquake and other miscellaneous coverages.

CHAUCER

The Chaucer reporting segment represents THG’s international business written through Lloyd’s and includes international property, marine and aviation, energy, UK motor and international casualty and other coverages.

Property coverage, including direct, facultative and treaty property accounts, insures property, including commercial, auto, and industrial businesses, against physical loss or damage and business interruption. The property treaty account comprises mainly catastrophe and per risk excess contract acceptances, with a small amount of proportional treaty and reinsurance assumed business.

Marine and Aviation includes coverages that insure marine hull, excess of loss, liability, cargo and specie, in addition to political risk, war, and satellite business coverages. It also includes aviation coverages that insure airline hull and liability, general aviation and refuellers and products.

Energy coverage, encompassing exploration and production, construction, liabilities downstream and renewables, insures energy businesses against physical damage, business interruption, control of well, seepage and pollution and liabilities. Energy also includes Nuclear, which predominantly provides coverage relating to power generation at nuclear power stations.

UK Motor coverage insures the UK private car and fleet markets. In addition, it writes specialist classes including commercial vehicle, taxi, motorcycle, motor trade and classic/specialist vehicles, as well as other UK small commercial products.

Casualty and Other Lines includes coverages that insure financial institutions crime and professional indemnity, medical malpractice, workers’ compensation and professional, managerial and general liability, as well as syndicate participations.

OTHER

Included in Other are Opus, which provides investment advisory services to affiliates and also manages assets for unaffiliated institutions such as insurance companies, retirement plans and foundations; earnings on holding company assets; and voluntary pools business which is in run-off.

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

(In millions, except earnings per share)	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014
PREMIUMS
Gross premiums written	$1,318.1	$1,394.4	$1,313.8	$1,175.4	$1,408.1
Net premiums written	1,076.7	1,242.6	1,181.9	1,051.5	1,172.3
Net premiums earned	1,094.3	1,090.8	1,124.7	1,140.7	1,163.0
EARNINGS
Operating income before interest and taxes	$102.2	$81.1	$107.2	$102.9	$85.0
Operating income after taxes	59.9	46.8	60.9	59.6	47.0
Income from continuing operations	66.4	53.1	61.3	64.9	54.7
Net income	66.2	53.4	61.3	70.1	54.6

PER SHARE DATA (DILUTED)
Operating income after taxes	$1.32	$1.05	$1.36	$1.33	$1.05
Income from continuing operations	1.47	1.19	1.37	1.45	1.22
Net income	1.46	1.19	1.37	1.57	1.22

Weighted average shares outstanding	45.3	44.8	44.6	44.8	44.8

BALANCE SHEET

(In millions, except per share data)	March 31 2013	June 30 2013	September 30 2013	December 31 2013	March 31 2014
Total assets	$13,442.1	$13,306.4	$13,463.3	$13,378.7	$13,643.0
Total loss and loss adjustment expense reserves	6,092.5	6,063.6	6,162.8	6,231.5	6,323.4
Total shareholders’ equity	2,624.0	2,495.7	2,544.2	2,594.5	2,681.1

U.S. Property and Casualty Companies
Statutory surplus	$1,623.3	$1,639.5	$1,751.3	$1,834.3	$1,900.4
Premium to surplus ratio	2.09:1	2.08:1	1.95:1	1.87:1	1.83:1

Book value per share	$59.58	$57.41	$58.43	$59.43	$61.24
Book value per share, excluding net unrealized investment gains and losses, net of tax	$52.81	$53.62	$54.64	$56.07	$56.70
Tangible book value per share (total book value excluding goodwill and intangibles)	$52.46	$50.25	$51.20	$52.22	$54.06
Shares outstanding	44.0	43.5	43.6	43.7	43.8

Total debt/equity	37.3%	37.6%	36.9%	34.8%	33.7%
Total debt/total capital	27.2%	27.3%	27.0%	25.8%	25.2%

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Three Months ended March 31
(In millions)	2014	2013	% Change

REVENUES
Premiums earned	$1,163.0	$1,094.3	6.3
Net investment income	67.0	67.3	(0.4)
Net realized investment gains	4.4	8.1	(45.7)
Fees and other income	9.5	10.6	(10.4)

Total revenues	1,243.9	1,180.3	5.4

LOSSES AND EXPENSES
Losses and loss adjustment expenses	750.5	683.4	9.8
Amortization of deferred acquisition costs	253.7	242.5	4.6
Interest expense	16.3	14.7	10.9
Other operating expenses	151.3	150.8	0.3

Total losses and expenses	1,171.8	1,091.4	7.4

Income from continuing operations before income taxes	72.1	88.9	(18.9)
Income tax expense	17.4	22.5	(22.7)

Income from continuing operations	54.7	66.4	(17.6)

Discontinued operations	(0.1)	(0.2)	N/M

Net income	$54.6	$66.2	(17.5)

THE HANOVER INSURANCE GROUP

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	March 31 2014	December 31 2013	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $6,789.8 and $6,815.2)	$7,007.5	$6,970.6	0.5
Equity securities, at fair value (cost of $421.7 and $366.5)	501.0	430.2	16.5
Other investments	235.8	192.5	22.5

Total investments	7,744.3	7,593.3	2.0

Cash and cash equivalents	476.3	486.2	(2.0)
Accrued investment income	70.7	68.0	4.0
Premiums and accounts receivable, net	1,415.8	1,324.6	6.9
Reinsurance recoverable on paid and unpaid losses and unearned premiums	2,379.3	2,335.0	1.9
Deferred acquisition costs	520.1	506.0	2.8
Deferred income taxes	200.9	239.7	(16.2)
Goodwill	185.0	184.9	0.1
Other assets	534.3	526.1	1.6
Assets of discontinued operations	116.3	114.9	1.2

Total assets	$13,643.0	$13,378.7	2.0

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Loss and loss adjustment expense reserves	$6,323.4	$6,231.5	1.5
Unearned premiums	2,593.7	2,515.8	3.1
Expenses and taxes payable	576.1	637.2	(9.6)
Reinsurance premiums payable	448.1	374.7	19.6
Debt	903.9	903.9	—
Liabilities of discontinued operations	116.7	121.1	(3.6)

Total liabilities	10,961.9	10,784.2	1.6

SHAREHOLDERS’ EQUITY
Preferred stock, par value $0.01 per share; 20.0 million shares authorized; none issued	—	—	—
Common stock, par value $0.01 per share; 300.0 million shares authorized; 60.5 million shares issued	0.6	0.6	—
Additional paid-in capital	1,821.4	1,830.1	(0.5)
Accumulated other comprehensive income	228.1	177.6	28.4
Retained earnings	1,387.4	1,349.1	2.8
Treasury stock at cost (16.7 and 16.8 million shares)	(756.4)	(762.9)	(0.9)

Total shareholders’ equity	2,681.1	2,594.5	3.3

Total liabilities and shareholders’ equity	$13,643.0	$13,378.7	2.0

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CONSOLIDATED

Three Months ended March 31

	2014					2013
(In millions, except percentage data)	Commercial Lines	Personal Lines	Chaucer	Other	Total	Commercial Lines	Personal Lines	Chaucer	Other	Total
Gross premiums written	$597.8	$343.3	$467.0	$—	$1,408.1	$561.4	$367.2	$389.5	$—	$1,318.1

Net premiums written	$539.3	$319.2	$313.8	$—	$1,172.3	$483.6	$341.6	$251.5	$—	$1,076.7

Net premiums earned	$512.7	$350.2	$300.1	$—	$1,163.0	$476.6	$368.8	$248.9	$—	$1,094.3
Losses and LAE:
Current accident year, excluding catastrophe losses	303.6	230.6	178.1	—	712.3	290.0	238.3	140.3	—	668.6
Prior year unfavorable (favorable) reserve development	0.6	(1.0)	(19.6)	0.3	(19.7)	0.2	5.6	(13.3)	0.6	(6.9)
Catastrophe losses	40.2	18.4	(0.7)	—	57.9	7.4	11.7	2.6	—	21.7

Total losses and LAE	344.4	248.0	157.8	0.3	750.5	297.6	255.6	129.6	0.6	683.4
Amortization of deferred acquisition costs and other underwriting expenses	189.6	100.1	105.8	0.2	395.7	182.1	103.1	86.3	0.5	372.0

GAAP underwriting profit (loss)	(21.3)	2.1	36.5	(0.5)	16.8	(3.1)	10.1	33.0	(1.1)	38.9
Net investment income	37.3	17.9	10.5	1.3	67.0	36.1	19.0	10.5	1.7	67.3
Other income	2.0	2.9	3.9	0.7	9.5	2.0	3.3	4.5	0.8	10.6
Other operating expenses	(1.9)	(1.3)	(1.7)	(3.4)	(8.3)	(2.0)	(1.9)	(7.1)	(3.6)	(14.6)

Operating income (loss) before income taxes	$16.1	$21.6	$49.2	$(1.9)	$85.0	$33.0	$30.5	$40.9	$(2.2)	$102.2

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	59.3%	65.8%	59.2%	N/M	61.3%	60.9%	64.6%	56.3%	N/M	61.0%
Prior year unfavorable (favorable) reserve development	0.1%	(0.3)%	(6.5)%	N/M	(1.7)%	—	1.5%	(5.3)%	N/M	(0.6)%
Catastrophe losses	7.8%	5.3%	(0.2)%	N/M	5.0%	1.6%	3.2%	1.0%	N/M	2.0%

Total loss and LAE ratio	67.2%	70.8%	52.5%	N/M	64.6%	62.5%	69.3%	52.0%	N/M	62.4%
Expense ratio	36.8%	27.9%	35.3%	N/M	33.7%	38.0%	27.2%	34.7%	N/M	33.7%

Combined ratio	104.0%	98.7%	87.8%	N/M	98.3%	100.5%	96.5%	86.7%	N/M	96.1%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

CONSOLIDATED

(In millions, except percentage data)	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014
Gross premiums written	$1,318.1	$1,394.4	$1,313.8	$1,175.4	$1,408.1

Net premiums written	$1,076.7	$1,242.6	$1,181.9	$1,051.5	$1,172.3

Net premiums earned	$1,094.3	$1,090.8	$1,124.7	$1,140.7	$1,163.0
Losses and LAE:
Current accident year, excluding catastrophe losses	668.6	659.2	688.9	680.7	712.3
Prior year favorable reserve development	(6.9)	(26.9)	(23.6)	(18.9)	(19.7)
Catastrophe losses	21.7	59.8	30.6	27.9	57.9

Total losses and LAE	683.4	692.1	695.9	689.7	750.5
Amortization of deferred acquisition costs and other underwriting expenses	372.0	384.8	387.4	414.3	395.7

GAAP underwriting profit	$38.9	$13.9	$41.4	$36.7	$16.8

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	61.0%	60.4%	61.3%	59.8%	61.3%
Prior year favorable reserve development	(0.6)%	(2.5)%	(2.1)%	(1.7)%	(1.7)%
Catastrophe losses	2.0%	5.5%	2.7%	2.4%	5.0%

Total loss and LAE ratio	62.4%	63.4%	61.9%	60.5%	64.6%
Expense ratio	33.7%	35.0%	34.1%	36.0%	33.7%

Combined ratio	96.1%	98.4%	96.0%	96.5%	98.3%

Combined ratio, excluding catastrophe losses	94.1%	92.9%	93.3%	94.1%	93.3%

Current accident year combined ratio, excluding catastrophe losses	94.7%	95.4%	95.4%	95.8%	95.0%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

COMMERCIAL LINES

Three Months ended March 31

	2014					2013
(In millions, except percentage data)	Multiple Peril	Auto	Workers’ Comp	Other	Total	Multiple Peril	Auto	Workers’ Comp	Other	Total
Net premiums written	$172.9	$76.2	$71.3	$218.9	$539.3	$154.0	$72.8	$62.2	$194.6	$483.6

Net premiums earned	$167.5	$75.5	$58.8	$210.9	$512.7	$152.6	$69.5	$53.0	$201.5	$476.6
Losses and LAE:
Current accident year, excluding catastrophe losses	92.3	54.4	41.5	115.4	303.6	86.9	48.9	37.1	117.1	290.0
Prior year unfavorable (favorable) reserve development	(0.7)	3.4	(1.6)	(0.5)	0.6	(0.1)	1.8	(3.5)	2.0	0.2
Catastrophe losses	32.1	—	—	8.1	40.2	5.2	0.1	—	2.1	7.4

Total losses and LAE	123.7	57.8	39.9	123.0	344.4	92.0	50.8	33.6	121.2	297.6
Amortization of deferred acquisition costs and other underwriting expenses					189.6					182.1

GAAP underwriting loss					(21.3)					(3.1)
Net investment income					37.3					36.1
Other income					2.0					2.0
Other operating expenses					(1.9)					(2.0)

Operating income before income taxes					$16.1					$33.0

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	55.0%	72.1%	70.5%	54.7%	59.3%	56.9%	70.4%	70.0%	58.1%	60.9%
Prior year unfavorable (favorable) reserve development	(0.4)%	4.5%	(2.7)%	(0.2)%	0.1%	(0.1)%	2.6%	(6.6)%	1.0%	—
Catastrophe losses	19.2%	—	—	3.8%	7.8%	3.4%	0.1%	—	1.0%	1.6%

Total loss and LAE ratio	73.8%	76.6%	67.8%	58.3%	67.2%	60.2%	73.1%	63.4%	60.1%	62.5%
Expense ratio					36.8%					38.0%

Combined ratio					104.0%					100.5%

Change in policies in force	2.1%	5.6%	10.4%	0.7%	3.0%	2.6%	7.1%	13.1%	10.9%	7.8%
Retention	84.6%	80.6%	79.4%	N/M	82.9%	83.0%	81.4%	78.2%	N/M	81.3%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

COMMERCIAL LINES

	Q1	Q2	Q3	Q4	Q1
(In millions, except percentage data)	2013	2013	2013	2013	2014
Gross premiums written	$561.4	$591.0	$601.7	$541.8	$597.8

Net premiums written	$483.6	$521.5	$530.5	$471.6	$539.3

Net premiums earned	$476.6	$485.8	$492.7	$503.3	$512.7
Losses and LAE:
Current accident year, excluding catastrophe losses	290.0	296.0	293.7	300.2	303.6
Prior year unfavorable reserve development	0.2	0.5	2.3	0.3	0.6
Catastrophe losses	7.4	15.1	8.5	7.7	40.2

Total losses and LAE	297.6	311.6	304.5	308.2	344.4
Amortization of deferred acquisition costs and other underwriting expenses	182.1	183.7	185.4	196.3	189.6

GAAP underwriting profit (loss)	$(3.1)	$(9.5)	$2.8	$(1.2)	$(21.3)

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	60.9%	61.0%	59.6%	59.7%	59.3%
Prior year unfavorable reserve development	—	0.1%	0.5%	0.1%	0.1%
Catastrophe losses	1.6%	3.1%	1.7%	1.5%	7.8%

Total loss and LAE ratio	62.5%	64.2%	61.8%	61.3%	67.2%
Expense ratio	38.0%	37.6%	37.4%	38.8%	36.8%

Combined ratio	100.5%	101.8%	99.2%	100.1%	104.0%

Combined ratio, excluding catastrophe losses	98.9%	98.7%	97.5%	98.6%	96.2%

Current accident year combined ratio, excluding catastrophe losses	98.9%	98.6%	97.0%	98.5%	96.1%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

PERSONAL LINES

Three Months ended March 31

	2014				2013
(In millions, except percentage data)	Auto	Home	Other	Total	Auto	Home	Other	Total
Net premiums written	$211.8	$99.0	$8.4	$319.2	$227.1	$105.4	$9.1	$341.6

Net premiums earned	$214.9	$125.1	$10.2	$350.2	$228.5	$129.7	$10.6	$368.8
Losses and LAE:
Current accident year, excluding catastrophe losses	160.5	66.1	4.0	230.6	170.5	63.5	4.3	238.3
Prior year unfavorable (favorable) reserve development	(1.0)	—	—	(1.0)	4.5	1.0	0.1	5.6
Catastrophe losses	0.1	17.9	0.4	18.4	(0.3)	11.4	0.6	11.7

Total losses and LAE	159.6	84.0	4.4	248.0	174.7	75.9	5.0	255.6
Amortization of deferred acquisition costs and other underwriting expenses				100.1				103.1

GAAP underwriting profit				2.1				10.1
Net investment income				17.9				19.0
Other income				2.9				3.3
Other operating expenses				(1.3)				(1.9)

Operating income before income taxes				$21.6				$30.5

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	74.8%	52.9%	39.2%	65.8%	74.5%	48.9%	40.6%	64.6%
Prior year unfavorable (favorable) reserve development	(0.5)%	—	—	(0.3)%	2.0%	0.8%	0.9%	1.5%
Catastrophe losses	—	14.3%	3.9%	5.3%	—	8.8%	5.7%	3.2%

Total loss and LAE ratio	74.3%	67.2%	43.1%	70.8%	76.5%	58.5%	47.2%	69.3%
Expense ratio				27.9%				27.2%

Combined ratio				98.7%				96.5%

Change in policies in force	(12.0)%	(13.5)%	(15.2)%	(12.9)%	(3.4)%	(4.4)%	(9.3)%	(4.2)%
Retention	73.6%	74.0%	N/M	74.0%	78.2%	80.5%	N/M	79.6%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

PERSONAL LINES

	Q1	Q2	Q3	Q4	Q1
(In millions, except percentage data)	2013	2013	2013	2013	2014
Gross premiums written	$367.2	$397.8	$398.4	$368.2	$343.3

Net premiums written	$341.6	$370.6	$372.9	$342.9	$319.2

Net premiums earned	$368.8	$366.7	$363.4	$355.3	$350.2
Losses and LAE:
Current accident year, excluding catastrophe losses	238.3	229.1	230.5	221.2	230.6
Prior year unfavorable (favorable) reserve development	5.6	2.8	2.1	3.2	(1.0)
Catastrophe losses	11.7	32.2	10.3	12.7	18.4

Total losses and LAE	255.6	264.1	242.9	237.1	248.0
Amortization of deferred acquisition costs and other underwriting expenses	103.1	102.9	102.5	108.4	100.1

GAAP underwriting profit (loss)	$10.1	$(0.3)	$18.0	$9.8	$2.1

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	64.6%	62.4%	63.4%	62.2%	65.8%
Prior year unfavorable (favorable) reserve development	1.5%	0.8%	0.6%	0.9%	(0.3)%
Catastrophe losses	3.2%	8.8%	2.8%	3.6%	5.3%

Total loss and LAE ratio	69.3%	72.0%	66.8%	66.7%	70.8%
Expense ratio	27.2%	27.3%	27.5%	29.8%	27.9%

Combined ratio	96.5%	99.3%	94.3%	96.5%	98.7%

Combined ratio, excluding catastrophe losses	93.3%	90.5%	91.5%	92.9%	93.4%

Current accident year combined ratio, excluding catastrophe losses	91.8%	89.7%	90.9%	92.0%	93.7%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CHAUCER

Three Months ended March 31

	2014						2013
(In millions, except percentage data)	Property	Marine & Aviation	Energy	UK Motor	Casualty & Other	Total	Property	Marine & Aviation	Energy	UK Motor	Casualty & Other	Total
Gross premiums written	$106.8	$128.3	$59.5	$77.8	$94.6	$467.0	$92.2	$108.3	$51.8	$79.7	$57.5	$389.5

Net premiums written	$59.2	$91.0	$24.4	$56.1	$83.1	$313.8	$47.8	$81.3	$17.7	$60.1	$44.6	$251.5

Net premiums earned	$46.6	$66.8	$53.2	$77.3	$56.2	$300.1	$44.5	$58.8	$44.8	$66.5	$34.3	$248.9
Losses and LAE:
Current accident year, excluding catastrophe losses						178.1						140.3
Prior year favorable reserve development						(19.6)						(13.3)
Catastrophe losses						(0.7)						2.6

Total losses and LAE						157.8						129.6
Amortization of deferred acquisition costs and other underwriting expenses						105.8						86.3

GAAP underwriting profit						36.5						33.0
Net investment income						10.5						10.5
Other income						3.9						4.5
Other operating expenses						(1.7)						(7.1)

Operating income before income taxes						$49.2						$40.9

Loss and LAE ratio:
Current accident year, excluding catastrophe losses						59.2%						56.3%
Prior year favorable reserve development						(6.5)%						(5.3)%
Catastrophe losses						(0.2)%						1.0%

Total loss and LAE ratio						52.5%						52.0%
Expense ratio						35.3%						34.7%

Combined ratio						87.8%						86.7%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

CHAUCER

	Q1	Q2	Q3	Q4	Q1
(In millions, except percentage data)	2013	2013	2013	2013	2014

Gross premiums written	$389.5	$405.6	$313.7	$265.4	$467.0

Net premiums written	$251.5	$350.5	$278.5	$237.0	$313.8

Net premiums earned	$248.9	$238.3	$268.6	$282.1	$300.1
Losses and LAE:
Current accident year, excluding catastrophe losses	140.3	134.1	164.8	159.2	178.1
Prior year favorable reserve development	(13.3)	(30.7)	(27.8)	(22.8)	(19.6)
Catastrophe losses	2.6	12.5	11.8	7.5	(0.7)

Total losses and LAE	129.6	115.9	148.8	143.9	157.8
Amortization of deferred acquisition costs and other underwriting expenses	86.3	97.7	99.0	109.0	105.8

GAAP underwriting profit	$33.0	$24.7	$20.8	$29.2	$36.5

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	56.3%	56.3%	61.3%	56.4%	59.2%
Prior year favorable reserve development	(5.3)%	(12.9)%	(10.3)%	(8.1)%	(6.5)%
Catastrophe losses	1.0%	5.2%	4.4%	2.7%	(0.2)%

Total loss and LAE ratio	52.0%	48.6%	55.4%	51.0%	52.5%
Expense ratio	34.7%	41.0%	36.9%	38.6%	35.3%

Combined ratio	86.7%	89.6%	92.3%	89.6%	87.8%

Combined ratio, excluding catastrophe losses	85.7%	84.4%	87.9%	86.9%	88.0%

Current accident year combined ratio, excluding catastrophe losses	91.0%	97.3%	98.2%	95.0%	94.5%

THE HANOVER INSURANCE GROUP

NET INVESTMENT INCOME AND YIELDS

	Q1	Q2	Q3	Q4	Q1
(In millions, except yields)	2013	2013	2013	2013	2014
Net Investment Income

Fixed maturities	$64.7	$62.6	$63.0	$64.5	$64.7
Equity securities	3.1	4.9	4.0	3.6	3.4
Other investments	2.2	2.8	1.3	2.5	1.5
Investment expenses	(2.7)	(2.4)	(2.6)	(2.5)	(2.6)

Total	$67.3	$67.9	$65.7	$68.1	$67.0

Pre-tax Yields

Fixed maturities	4.03%	3.98%	3.99%	3.86%	3.79%
Total	3.64%	3.71%	3.61%	3.59%	3.47%

Pre-tax yields are calculated as annualized net investment income divided by the average of investment balances, excluding unrealized capital gains and losses, at the end of each month during the period.

THE HANOVER INSURANCE GROUP

INVESTMENT PORTFOLIO

March 31, 2014

(In millions)
Investment Type	Weighted Average Quality	Amortized Cost or Cost	Fair Value	% of Total	Net Unrealized Gain (Loss)	Change in Net Unrealized YTD

Fixed maturities:
U.S. Treasury and government agencies	AAA	$402.0	$396.6	4.8%	$(5.4)	$5.5
Foreign government	AAA	317.3	319.1	3.9%	1.8	1.3
Municipals:
Taxable	AA	951.4	986.2	12.0%	34.8	16.9
Tax exempt	AA	145.7	148.8	1.8%	3.1	2.7
Corporate:
NAIC 1	A	1,878.4	1,947.4	23.7%	69.0	12.7
NAIC 2	BBB	1,453.3	1,526.6	18.6%	73.3	12.5
NAIC 3 and below	B+	369.2	390.5	4.7%	21.3	4.4

Total corporate	BBB+	3,700.9	3,864.5	47.0%	163.6	29.6

Asset backed:
Residential mortgage-backed	AA	697.2	707.5	8.6%	10.3	4.3
Commercial mortgage-backed	AA+	405.5	413.3	5.0%	7.8	2.1
Asset-backed	AAA	169.8	171.5	2.1%	1.7	(0.1)

Total fixed maturities	A+	6,789.8	7,007.5	85.2%	217.7	62.3
Equity securities		421.7	501.0	6.1%	79.3	15.6
Other investments		232.5	235.8	2.9%	3.3	0.1

Total investments		7,444.0	7,744.3	94.2%	300.3	78.0
Cash and cash equivalents		476.3	476.3	5.8%	—	—

Total		$7,920.3	$8,220.6	100.0%	$300.3	$78.0

THE HANOVER INSURANCE GROUP

CREDIT QUALITY AND DURATION OF FIXED MATURITIES

March 31, 2014

(In millions)
CREDIT QUALITY OF FIXED MATURITIES
NAIC Designation	Rating Agency Equivalent Designation	Amortized Cost	Fair Value	% of Total Fair Value
1	Aaa/Aa/A	$4,888.7	$5,008.9	71.5%
2	Baa	1,516.1	1,590.8	22.7%
3	Ba	170.4	180.3	2.6%
4	B	167.9	177.9	2.5%
5	Caa and lower	44.6	47.1	0.7%
6	In or near default	2.1	2.5	—%

Total fixed maturities		$6,789.8	$7,007.5	100.0%

DURATION OF FIXED MATURITIES
	Amortized Cost	Fair Value	% of Total Fair Value
0-2 years	$1,594.7	$1,636.4	23.4%
2-4 years	1,805.0	1,889.9	27.0%
4-6 years	1,670.8	1,744.4	24.9%
6-8 years	1,371.1	1,387.3	19.8%
8-10 years	283.7	283.6	4.0%
10+ years	64.5	65.9	0.9%

Total fixed maturities	$6,789.8	$7,007.5	100.0%

Weighted Average Duration	4.11

THE HANOVER INSURANCE GROUP

TOP 10 CORPORATE AND MUNICIPAL FIXED MATURITY HOLDINGS

March 31, 2014

(In millions, except percentage data)
Issuer	Amortized Cost	Fair Value	As a Percent of Invested Assets	S&P Ratings
Royal Bank of Scotland: (1)
Term deposits	$81.3	$82.6	1.00%	BBB+
Notes	16.2	16.7	0.20%	A
Lloyds Bank: (2)
Term deposits	48.8	48.1	0.58%	A
Notes	9.8	10.2	0.12%	A–
GE Capital	32.7	34.2	0.42%	AA+
Citigroup	28.6	30.1	0.37%	A–
American Express	28.4	29.6	0.36%	A–
JP Morgan	25.9	26.9	0.33%	A
Bank of America	25.8	27.5	0.33%	BBB+
Wells Fargo	24.8	26.8	0.33%	A+
Rabobank Nederland	24.4	24.5	0.30%	AA–
CVS Caremark	22.6	24.5	0.30%	BBB+

Top 10 Corporate and Municipal Fixed	$369.3	$381.7	4.64%

(1)	UK government owns 83% of bank equity
(2)	UK government owns 25% of bank equity

THE HANOVER INSURANCE GROUP

RECONCILIATION OF OPERATING INCOME TO NET INCOME

	Three Months ended March 31
	2014		2013
(In millions, except per share data)	$	Per Share (Diluted)	$	Per Share (Diluted)
OPERATING INCOME (LOSS)
Commercial Lines	$16.1		$33.0
Personal Lines	21.6		30.5
Chaucer	49.2		40.9
Other	(1.9)		(2.2)

Total	85.0		102.2

Interest expense	(16.3)		(14.7)

Operating income before income taxes	68.7	$1.53	87.5	$1.93

Income tax expense on operating income	(21.7)	(0.48)	(27.6)	(0.61)

Operating income after income taxes	47.0	1.05	59.9	1.32
Net realized investment gains	4.4	0.10	8.1	0.18
Loss from repayment of debt	—	—	(7.8)	(0.17)
Net benefit (costs) related to acquired businesses	(0.9)	(0.02)	0.4	0.01
Net foreign exchange gains (losses)	(0.1)	—	0.7	0.02
Income tax benefit on non-operating items	4.3	0.09	5.1	0.11

Income from continuing operations, net of taxes	54.7	1.22	66.4	1.47

Discontinued operations, net of taxes	(0.1)	—	(0.2)	(0.01)

NET INCOME	$54.6	$1.22	$66.2	$1.46

Non-GAAP Financial Measures

The Hanover uses non-GAAP financial measures as important measures of the Company’s operating performance, which we believe provide investors with additional information regarding management’s evaluation of our results of operations and financial performance. The Company’s non-GAAP measures include operating income before interest expense and taxes, total operating income after taxes, total operating income after taxes per share, total book value per share, total book value per share excluding net unrealized gains and losses related to investments, net of tax, tangible book value per share and measures of operating income and loss ratios excluding catastrophe losses and reserve development. After-tax operating income EPS (sometimes referred to as “after-tax operating income per share”) is a non-GAAP measure. It is defined as net income (loss) excluding the after-tax impact of net realized investment gains (losses), as well as results from discontinued operations for a period divided by the average number of diluted shares of common stock.

Operating income before interest expense and taxes is net income, excluding interest expense on debt, income taxes and net realized investment gains and losses, because fluctuations in these gains and losses are determined by interest rates, financial markets and the timing of sales. Operating income before interest expense and taxes also excludes net gains and losses on disposals of businesses, discontinued operations, restructuring costs, extraordinary items, the cumulative effect of accounting changes and certain other items. Operating income before interest expense and taxes is the sum of the operating income from: Commercial Lines, Personal Lines, Chaucer, and Other. The Hanover believes that measures of operating income before interest expense and taxes provide investors with a valuable measure of the performance of the Company’s ongoing businesses because they highlight net income attributable to the core operations of the business.

Book value per share is total shareholders’ equity divided by the number of common shares outstanding. Book value per share excluding net unrealized gains and losses related to investments, net of tax is total shareholders’ equity excluding the after-tax effect of unrealized investment gains and losses divided by the number of common shares outstanding. Tangible book value per share is total shareholders’ equity, excluding goodwill, divided by the number of common shares outstanding.

The Hanover also provides measures of operating income and loss ratios that exclude the effects of catastrophe losses. A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, hurricane, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. The Hanover believes that providing certain financial metrics and trends excluding the effects of catastrophes is meaningful for investors to understand the variability of periodic earnings and loss ratios.

Prior year reserve development, which can be favorable or unfavorable, represents changes in our estimate of the costs to pay claims from prior years. We believe that a discussion of operating income excluding prior year reserve development is helpful to investors since it provides insight into both our estimate of current year accident results and changes to prior-year reserve estimates.

Operating income before and after interest expense and taxes and measures of operating income that exclude the effects of catastrophe losses or reserve development should not be construed as substitutes for net income determined in accordance with GAAP. A reconciliation of income from continuing operations to operating income before interest expense and taxes and income from continuing operations per share to operating income after taxes per share for the three months ended March 31, 2014 and 2013 is set forth on page 17 of this document. The presentation of loss ratios calculated excluding the effects of reserve development and/or catastrophe losses should not be construed as a substitute for loss ratios determined in accordance with GAAP.

CORPORATE OFFICES AND PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.

440 Lincoln Street

Worcester, MA 01653

The Hanover Insurance Company

440 Lincoln Street

Worcester, MA 01653

Citizens Insurance Company of America

808 North Highlander Way

Howell, MI 48843

Chaucer Holdings PLC

Plantation Place

30 Fenchurch Street

London

EC3M 3AD

MARKET AND DIVIDEND INFORMATION

The following tables set forth the high and low closing sales prices of our common stock and cash dividends for the periods indicated:

Quarter Ended	2014
	Price Range		Dividends
	High	Low	Per Share
March 31	$61.44	$53.14	$0.370

Quarter Ended	2013
	Price Range		Dividends
	High	Low	Per Share
March 31	$49.68	$39.19	$0.330
June 30	$51.66	$46.73	$0.330
September 30	$56.06	$48.67	$0.330
December 31	$60.99	$54.83	$0.370

INDUSTRY RATINGS AS OF APRIL 29, 2014

Financial Strength Ratings	A.M. Best	Standard & Poor’s	Moody’s
The Hanover Insurance Company	A	A–	A3
Citizens Insurance Company of America	A	A–	—

Debt Ratings	A.M. Best	Standard & Poor’s	Moody’s
The Hanover Insurance Group, Inc.
Senior Debt	bbb	BBB–	Baa3
Subordinated Debentures	bb+	BB	Ba1

TRANSFER AGENT

Computershare Investor Services

PO Box 30170

College Station, TX 77842-3170

1-800-317-4454

COMMON STOCK

Common stock of The Hanover Insurance Group is traded on the New York Stock Exchange under the symbol “THG”.

INQUIRIES

Oksana Lukasheva

Vice President

Investor Relations

(508) 855-2063

olukasheva@hanover.com

INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at http:// www.Hanover.com